THE FBR FAMILY OF FUNDS

                                  POTOMAC TOWER
                          1001 NINETEENTH STREET NORTH
                            ARLINGTON, VIRGINIA 22209

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 18, 1997


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of The FBR Family of Funds (the "Trust") will be held at the Trust's offices, Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, on June 18, 1997 at 2:00 P.M. for the following purposes:

   (1) To elect six members to the Board of Trustees of the Trust to serve indefinite terms until their successors are duly elected and qualified;

   (2) To ratify the selection of Arthur Andersen L.L.P. as independent public accountants of the Trust for its fiscal year ending October 31, 1997; and

   (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on May 7, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

         You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                          By Order of the Board of Trustees,



                          W. Russell Ramsey, Secretary

Dated: May 14, 1997

--------------------------------------------------------------------------------

         PLEASE RESPOND - YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             THE FBR FAMILY OF FUNDS

                                  POTOMAC TOWER
                          1001 NINETEENTH STREET NORTH
                            ARLINGTON, VIRGINIA 22209


                                    ---------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 18, 1997


                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The FBR Family of Funds (the "Trust"), a registered open-end management investment company organized under the laws of Delaware, to be voted at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the Trust's offices, Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209 on June 18, 1997 at 2:00 P.M. and at any adjournments thereof. The approximate mailing date of this Proxy Statement is May 14, 1997.

         The Trust is a registered open-end management investment company which currently consists of four series: FBR Financial Services Fund ("Financial Services Fund"), FBR Small Cap Financial Fund ("Small Cap Financial Fund"), FBR Small Cap Growth/Value Fund ("Growth Value Fund"), and FBR Information Technologies Fund ("Information Technologies Fund") (each, a "Fund" and collectively, the "Funds"). Currently, shares of the Information Technologies Fund are not being offered.

         FBR Fund Advisers, Inc. (the "Adviser") serves as the investment adviser to the Funds. The Adviser was organized as a Delaware corporation on September 30, 1996 and is registered as an investment adviser under the Investment Advisers Act of 1940. Friedman, Billings, Ramsey & Co., Inc. (the "Distributor" or "FBR"), a registered broker-dealer, is the Funds' principal underwriter. The principal business address of the Adviser and the Distributor is 1001 Nineteenth Street North, Arlington, Virginia 22209. The Funds' administrator is Bear Stearns Funds Management Inc., a wholly owned subsidiary of The Bear Stearns Companies Inc., located at 245 Park Avenue, New York, New York 10167.

                               VOTING INFORMATION

         The presence in person or by proxy of the holders of one-third of the shares outstanding and entitled to vote as of the record date is required to constitute a quorum at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares cast upon the question of adjourning the Meeting. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

         The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nominees named herein for the Board of Trustees of the Trust and FOR the ratification of the selection of independent public accountants. If any nominee for the Board should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominees as management may recommend. You may revoke any proxy card by submitting another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

         The Board of Trustees has fixed the close of business on May 7, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held. The shares of all Funds will be voted together on Proposals I and II, the Election of Trustees and the Selection of Independent Public Accountants. As of May 7, 1997, the Funds had outstanding shares as follows:

                           FUND                      SHARES OUTSTANDING
                           ----                      ------------------
                  Financial Services Fund                 705,469

                  Small Cap Financial Fund                572,154

                  Growth Value Fund                       158,830

                  Information Technologies Fund               0

         Audited financial statements with respect to the Trust's initial capitalization are contained in the Funds' Statement of Additional Information, which is available without charge upon request by writing to The FBR Family of Funds, Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209 or by calling 1-888-888-0025.

         Each full share of each Fund outstanding is entitled to one vote, and each fractional share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of the Funds. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                      ------------------------------------

                        PROPOSAL 1 - ELECTION OF TRUSTEES

         In accordance with the Trust's Trust Instrument and the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees has nominated six persons for election as Trustees. The Trust is not required to hold annual meetings of shareholders for the election of Trustees. The Trust, however, is required in certain circumstances to call a meeting of shareholders
(i) at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) to fill vacancies on the Board of Trustees if less than two-thirds of the Trustees have been elected by shareholders. Two of the Trust's current Trustees (Messrs. Ramsey and

Ordan) have indicated a desire to resign from the Trust's Board of Trustees, making it necessary for the Trustees to call a shareholders meeting to fill these vacancies. The Trust's Nominating Committee considered various candidates for Trustees and determined to recommend to the full Board Messrs. Brugel, Fowler and Willner as nominees for election to the Board of Trustees. At a meeting held on April 22, 1997, the full Board determined to expand the size of the Board of Trustees from five to six, including four independent Trustees.

         The persons named on the accompanying proxy card(s) intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees to serve until their successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such persons, if any, as shall be designated by the Board of Trustees to replace such nominee. The Trustees recommend that shareholders vote in favor of the election of the nominees listed below.

INFORMATION CONCERNING NOMINEES

         The following table sets forth certain information concerning the nominees for election as Trustees of the Trust. With the Exception of Messrs. Brugel, Fowler and Willner, each of the nominees currently serves as a Trustee of the Trust and has served as a Trustee since commencement of the Trust's operations. Messrs. Mark S. Ordan and W. Russell Ramsey currently serve as Trustees of the Trust, but do not stand for reelection at the meeting. Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity. The nominees for election as Trustees are as follows:


                                                                                                          SHARES BENEFICIALLY
                                         PRESENT OFFICE WITH THE TRUST, IF ANY;                           OWNED AND % OF
                                         PRINCIPAL OCCUPATION FOR PAST FIVE YEARS             TRUSTEE     TOTAL OUTSTANDING
NAME AND ADDRESS                         AND OTHER DIRECTORSHIPS                     AGE      SINCE        ON MAY 7, 1997 (1)
----------------                         -----------------------                     ---      -----       -------------------

Eric F. Billings*                        Chairman, Trustee, President, Chief         44       1996        3,813.883      (0.67%)
Potomac Tower                            Financial Officer and Treasurer of the                           Small Cap Financial Fund
1001 Nineteenth Street North             Trust; Vice Chairman and Director,
Arlington, Virginia 22209                Friedman, Billings & Ramsey Co., Inc.,                           3,796.507     (0.54%)
                                         FBR Fund Advisers, Inc., Friedman,                               Financial Services
                                         Billings, Ramsey Investment Management,                          Fund
                                         Inc. and FBR Offshore Management, Inc.

Thomas D. Eckert                         None; President, Mid-Atlantic Region,       49       1996        2,057.613     (0.36%)
Pulte Home North                         Pulte Home East, an operating company of                         Small Cap Financial Fund
2100 Reston Parkway, Ste 450             the Pulte Home Corporation.
Reston, Virginia 20191                                                                                    2,044.154    (0.29%)
                                                                                                          Financial Services
                                                                                                          Fund

Patrick J. Keeley                        Trustee; Partner in the law firm of         48       1996                    0
Fulbright & Jaworski, L.L.P.             Fulbright & Jaworski, L.L.P.
801 Pennsylvania Avenue, N.W.
Washington, D.C.  20004



                                                                                                          SHARES BENEFICIALLY
                                         PRESENT OFFICE WITH THE TRUST, IF ANY;                           OWNED AND % OF
                                         PRINCIPAL OCCUPATION FOR PAST FIVE YEARS             TRUSTEE     TOTAL OUTSTANDING
NAME AND ADDRESS                         AND OTHER DIRECTORSHIPS                     AGE      SINCE        ON MAY 7, 1997 (1)
----------------                         -----------------------                     ---      -----       -------------------


C. Eric Brugel*                          None; Managing Director, Friedman,          34       N/A         52.603    (.01%)
Potomac Tower                            Billings, Ramsey & Co., Inc.                                     Financial Services
1001 Nineteenth Street North                                                                              Fund
Arlington, VA  22209
                                                                                                          46.440    (.01%)
                                                                                                          Small Cap Financial Fund

                                                                                                          164.188    (.10%)
                                                                                                          Growth Value Fund

Michael A. Willner                       None; President, Catalyst Advisers, Inc.    40       N/A                     0
11521 Potomac Road                       from September 1996 to Present;
Lorton, VA 22079                         President, Federal Filings, Inc. from
                                         July 1986 to July 1995.

F. David Fowler                          None; Dean, The George Washington           63       N/A                     0
9450 Newbridge Drive                     University School of Business and Public
Potomac, MD  20854                       Management; Partner, KPMG Peat Marwick
                                         from October 1969 to June 1992.

------------------------
(1) The information as to beneficial ownership is based on statements furnished to the Trust by the Trustees and nominees.

  * Messrs. Billings and Brugel are deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliation with FBR Fund Advisers, Inc. and its affiliates, as shown above.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

         The Board of Trustees is responsible for the general oversight of the Funds' business. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. Of the five current Trustees, three are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees appoint the officers of the Trust to actively supervise its day-to-day operations.

         The Board of Trustees presently has an audit committee, a valuation committee and a nominating committee. The current members of each committee are Messrs. Eckert, Keeley, and Ordan. The function of the audit committee is to recommend independent public accountants and review and report on accounting and financial matters. The function of the valuation committee is to consider any valuation issues related to securities held by a Fund or a Fund's net asset value, and to report to the full Board of Trustees. The function of the nominating committee is to consider and recommend nominees to fill vacancies on the Board or any committee of the Board.

         During the period ended December 31, 1996, there was one meeting of the Board of Trustees and no meetings of the audit committee, the valuation committee or the nominating committee.

 EXECUTIVE OFFICERS

         In addition to Mr. Billings, the following persons are Executive Officers of the Trust:


                               PRESENT OFFICE                                                         SHARES BENEFICIALLY
                               WITH THE TRUST AND                                                     OWNED AND % OF
                               PRINCIPAL OCCUPATION                                      OFFICER      TOTAL OUTSTANDING
NAME AND ADDRESS               FOR PAST FIVE YEARS                              AGE      SINCE        ON MAY 7, 1997 (1)
----------------               -------------------                              ---      -----        ------------------

W. Russell Ramsey              Trustee, Vice President and Secretary of the     36       1996               0
Potomac Tower                  Trust; President and Director, FBR Fund
1001 Nineteenth Street North   Advisers, Inc., Friedman, Billings, Ramsey &
Arlington, VA  22209           Co., Inc., Friedman Billings, Ramsey
                               Investment Management, Inc. and FBR Offshore
                               Management, Inc.

Frank J. Maresca               Assistant Treasurer of the Trust; Managing       38       1996               0
245 Park Avenue                Director of Bear, Stearns & Co. Inc. since
New York, NY 10167             September 1994; Executive Vice President of
                               BSFM since March 1992; Vice President of Bear,
                               Stearns & Co. Inc. from March 1992 to
                               September 1993.

Vincent L. Pereira             Assistant Secretary of the Trust; Associate      31       1996               0
245 Park Avenue                Director of Bear, Stearns & Co. Inc. since
New York, NY 10167             September 1995 and Vice President of BSFM
                               since May 1993; Vice President of Bear,
                               Stearns & Co. Inc. from May 1993 to September
                               1995;  Assistant Vice President of Mitchell
                               Hutchins from October 1992 to May 1993; Senior
                               Relationship Manager of Mitchell Hutchins from
                               June 1988 to October 1992.

---------------------

(1) The information as to beneficial ownership is based on statements furnished by the executive officers.


COMPENSATION OF OFFICERS AND TRUSTEES

         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective February 25, 1997, each Independent Trustee receives an annual retainer of $5,000 and a fee of $1,000 for each regular meeting and $500 for each committee meeting attended, plus expenses, and $250 for each telephonic meeting.

         The following table sets forth the estimated aggregate compensation (not including expense reimbursement) to be paid by the Trust to each Trustee for the current fiscal year:

                                      PENSION OR RETIREMENT   TOTAL COMPENSATION
                       AGGREGATE      BENEFITS ACCRUED        FROM FUND
                       COMPENSATION   AS PART OF              COMPLEX
NAME OF TRUSTEE        FROM TRUST     TRUST EXPENSES          TO TRUSTEES
---------------        ------------   ---------------------   ------------------
Eric F. Billings            0                   0                      0
Thomas D. Eckert           $9,387               0                     $9,387
Patrick J. Keeley          $9,387               0                     $9,387
Mark S. Ordan              $3,565               0                     $3,565
W. Russell Ramsey           0                   0                      0
C. Eric Brugel*             0                   0                      0
Michael A. Willner*        $5,336               0                     $5,336
David Fowler*              $5,336               0                     $5,336
-----------------

* Nominee for election to the Board of Trustees

REQUIRED VOTE

         Election of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy, provided a quorum is present.

                      ------------------------------------

             PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         At a meeting of the Board of Trustees held on December 12, 1996, the Trustees, including a majority of Trustees who are not "interested persons" selected Arthur Andersen L.L.P. to act as independent public accountants for the Trust for the fiscal period ending October 31, 1997. Audit services to be performed by Arthur Andersen L.L.P. for the current fiscal year include examination of the financial statements of the Funds, review of filings with the Securities and Exchange Commission and preparation of tax returns. Arthur Andersen L.L.P. are independent accountants and have advised the Trust that they have no direct financial interest or material indirect financial interest in the Trust or its Funds. Representatives of Arthur Andersen L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

         The persons named in the accompanying proxy will vote FOR ratification of the selection of Arthur Andersen L.L.P. as independent public accountants unless contrary instructions are given.

REQUIRED VOTE

         Approval of Proposal 2 requires a majority of the votes cast with respect to Proposal 2 at the Meeting, provided a quorum is present.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Funds.


                             PRINCIPAL SHAREHOLDERS

         As of the record date, May 7, 1997, to the knowledge of the management of the Trust, only the following persons owned of record or beneficially more than 5% of the outstanding shares of each Fund:


                                                 GROWTH VALUE FUND

NAME AND ADDRESS                          PERCENTAGE OF SHARES OUTSTANDING                NUMBER OF SHARES
----------------                          --------------------------------                ----------------
Edgar E. Sharp                                            5.1%                               8,097.166
Trustee Edgar E. Sharp Living Trust
P.O. Box 8338
Longboat Key, FL 34228

Bear, Stearns Securities Corp.*                          20.8%                               32,975.653
1 Metrotech Center North
Brooklyn, NY 11201-3859

Charles Schwab & Co. Inc.*                                8.3%                               13,131.188
ATTN: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

                                              FINANCIAL SERVICES FUND

NAME AND ADDRESS                          PERCENTAGE OF SHARES OUTSTANDING                NUMBER OF SHARES
----------------                          --------------------------------                ----------------
NFSC*                                                     6.5%                               45,558.087
64 Eisenhower Dr.
Middletown, NY 10940

Endeavor Capital Partners LP                             10.8%                               75,301.205
555 Madison Ave., 22nd Floor
New York, NY 10022


Charter Michigan Bancorp, Inc.                            5.9%                               41,425.021
13606 Michigan Ave., 2nd Floor
Dearborn, MI 48126


                                      SMALL CAP FINANCIAL FUND

NAME AND ADDRESS                  PERCENTAGE OF SHARES OUTSTANDING      NUMBER OF SHARES
----------------                  --------------------------------      ----------------
The Northern Trust Co.*                           5.6%                     32,156.048
P.O. Box 92956
Chicago, IL 60675

Bear, Stearns Securities Corp.*                  11.2%                     63,741.274
1 Metrotech Center North
Brooklyn, NY 11201-3859

NFSC*
64 Eisenhower Dr.                                 8.1%                     45,836.516
Middletown, NY 10940

Charter Michigan Bancorp, Inc.                    6.9%                     39,463.299
13606 Michigan Ave., 2nd Floor
Dearborn, MI 48126

-------------------

* Bear, Stearns Securities Corp., Charles Schwab and Co. Inc., NFSC, and the Northern Trust Co. hold shares as nominees for the benefit of their respective clients.

                                    EXPENSES

         The cost of solicitation of proxies will be borne by the Trust. Solicitation will be made by mail, and may be made by Trustees, officers, and employees, personally or by telephone or telegram. Proxy cards and material also will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of the Funds' shares, and the Trust expects to reimburse such parties for their costs and expenses.


                              SHAREHOLDER PROPOSALS

         As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's Shareholders should send the proposals to the Trust at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                          By order of the Board of Trustees,




                          W. RUSSELL RAMSEY, Secretary

May 14, 1997


--------------------------------------------------------------------------------
    IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.
--------------------------------------------------------------------------------

                       PROXY THE FBR FAMILY OF FUNDS PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                 Special Meeting of Shareholders - June 18, 1997

         The undersigned hereby appoints C. Eric Brugel, Robert Smith and Nicholas Nichols and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The FBR Family of Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the Trust's offices, Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, on June 18, 1997 at 2:00 P.M., and at any adjournments thereof. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.  The election of Trustees:

    /  /     FOR all nominees listed below (except as marked to the contrary below)

    /  /     WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:         Eric F. Billings, Thomas D. Eckert, Patrick J. Keeley, C. Eric
                  Brugel, Michael A. Willner, and David Fowler

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


-------------------------------------


-------------------------------------


2. Ratification of the selection of Arthur Andersen L.L.P. as the Trust's independent public accountants;

          /  /  FOR         /  /  AGAINST          /  /  ABSTAIN

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                              Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                              ---------------------------------
                              (Signature of Shareholder)


                              ---------------------------------
                              (Signature of joint owner, if any)

Date_______________, 1997

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES